UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                        March 8, 2006 (December 7, 2005)

                          HANKERSEN INTERNATIONAL CORP.
  ----------------------------------------------------------------------------
                 (Exact name of registrant specified in charter)

          Delaware                  000-30115                   13-3912047
  ----------------------------------------------------------------------------
  (State of Incorporation)         (Commission                (IRS Employer
                                   File Number)            Identification No.)

                        3rd Floor, A Tower of Chuang Xin
                              Information Building
                      No. 72 Second Keji Road, Hi Tech Zone
                                   Xi'An China
  ----------------------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                               011-86-13301996766
  ----------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


  ----------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 4.02(A) - NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

      In connection with comments from the Securities and Exchange Commission and upon a review and assessment by our Board of Directors, it was concluded on December 7, 2005 that certain of our previously issued financial statements included with Form 8-K filed on August 10, 2005, as amended on January 18, 2006 and 10-QSB for the quarter ended September 30, 2005 filed on November 21, 2005, as amended on January 18, 2006 should no longer be relied upon because of errors in such financial statements. Our Board of Directors has advised the company to file a further amended Current Report on Form 8-K/A with inclusion of the Company's re-audited financial statements for the years ended December 31, 2004 and 2003, and interim financial statements for three months ended March 31, 2005 and six months ended June 30, 2005, and a further amended Quarterly Report on Form 10-QSBA for the nine months ended September 30, 2005 to reflect certain revisions in such financial statements. The aforementioned amended reports were filed on March 8, 2006. Our Board of Directors, following a thorough review with our auditors, do not believe the revisions represent a material impact on our financial performance as reported. Our revenues for the year ended December 31, 2004 and for the nine months ended September 30, 2005 was $10,473,229 and $9,262,593, respectively. Our net income for the year ended December 31, 2004 and for the nine months ended September 30, 2005 was $2,978,085 and $2,154,484, respectively. The errors in such financial statements include:

      * The reclassification of certain prepayments. We originally classified certain prepayments advanced to stockholders/officers for expenses associated with completing a reverse acquisition in "Prepayments and Other Current Assets". Upon further review and discussion with our auditor, we have determined that the amounts should have been classified as Due from stockholders/officers,

      * The recognition of expenses incurred by a stockholder in the year ended December 31, 2003. Upon further review and discussion with our auditor we have determined that the expenses incurred by a stockholder in the year ended December 31, 2003 should be recorded as an increase to expenses,

      * The reclassification of Stock Subscription Receivable. Upon further review and discussion with our auditor, we have determined that "Stock Subscription Receivables" should have been reclassified from equity to other receivables due to the fact that payment was received in January 2005,

      * The reclassification of "Patent Rights". Upon further review and discussion with our auditor we have determined that the Patent Rights should be reclassified. Patent Rights was originally valued net of accumulated amortization as a long-term asset of $2,023,535. These rights consisted of two patents. The first was contributed by a more than 10% stockholder and valued at $1,208,080. Since he is a more than 10% stockholder we revalued this patent at his historical cost basis of $0. The $1,208,080 was reclassified as a reduction of opening Additional Paid-in Capital. The prior years' amortization of $171,145 expense was reversed and thus increased opening retained earnings. The second patent was sold by the same stockholder to the Company in 2004 for $1,208,080. This amount was reversed and recorded as a capital distribution from retained earnings. The amortization expense for the year ended December 31, 2004 was reversed, and

      * Minority interest increased $31,023 due to the write off of the amortization expense associated with "Patents Rights" and the interest payment by stockholders/officers in the year ended December 31, 2003 discussed above.

      As a result of the foregoing matters, our Board of Directors have directed the company to prepare and file an amended Current Report on Form 8-K/A with inclusion of the Company's re-audited financial statements for the years ended December 31, 2004 and 2003, and interim financial statements for three months ended March 31, 2005 and six months ended June 30, 2005, and a Quarterly Report on Form 10-QSBA for the nine months ended September 30, 2005 to reflect certain revisions in such financial statements which will include the restated financial statements. The specific effect of these restatements on our financial statements for the periods indicated will be as follows:

Consolidated Financial Statements for the year ended December 31, 2004

      The restatements will:

      * increase our Due from stockholders/officers at December 31, 2004 by $731,146 and decrease Prepayments by the same amount,

      * decrease our Due from stockholders/officers at December 31, 2004 by $4,833 and decrease our retained earnings by the same amount,

      * increase our Prepayments at December 31, 2004 by $50,000 and increase our equity by the same amount,

      * decrease Patent Rights at December 31, 2004 by $1,208,080 and decrease our additional paid-in capital by the same amount,

      * decrease Patent Rights at December 31, 2004 by $1,208,080 and decrease our retained earnings by the same amount,

      * increase Patent Rights at December 31, 2004 by $392,625 and decrease general and administrative expense by $221,480 and increase our retained earnings by $171,145, and

      * increase Minority Interest at December 31, 2004 by $31,023 and decrease our retained earnings by the same amount.

Consolidated Financial Statements (unaudited) for the three months ended March 31, 2005

      These restatements will:

      * increase cash flow provided by receipts from stockholder/officers by $216,708 and decrease cash flow used in payments to stockholder/officers by the same amount.

Consolidated Financial Statements (unaudited) for the six months ended June 30, 2005

      These restatements will:

      * increase cash flow provided by receipts from stockholder/officers by $218,520 and decrease cash flow used in payments to stockholder/officers by the same amount.

Consolidated Financial Statements (unaudited) for the nine months ended September 30, 2005

      These restatements will:

      * increase cash flow provided by receipts from stockholder/officers by $223,059 and decrease cash flow used in payments to stockholder/officers by the same amount.

Our Chief Executive Officer has discussed the foregoing with Most & Co., LLP, our independent auditors.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              HANKERSEN INTERNATIONAL CORP.


                                              By: /s/ Pengcheng Chen
                                                  ------------------
                                              Name: Pengcheng Chen
                                              Title: Chief Executive Officer

Dated: March 20, 2006